SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003, providing for the issuance of ABFC 2003-WMC1 Trust, ABFC Asset-Backed Certificates Series 2003-WMC1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-108551-01                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2003-WMC1 Trust, ABFC Asset-Backed Certificates Series 2003-WMC pursuant to the terms of the Pooling and Servicing Agreement, dated November 1, 2003 among Asset Backed Funding Corp., as depositor, HomeQ Servicing Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7. Financial Statements and Exhibits.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2003 as Exhibit 99.1.

ABFC 2003-WMC1 Trust
ABFC Asset-Backed  Certificates,  Series 2003-WMC1
-------------------------------------------------------------------------------

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date: January 7, 2004                  By: /s/  Mark McDermott
                                       ------------------------------------
                                        Mark McDermott
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 26, 2003


                              ABFC Asset-Backed Certificates, Series 20030-WMC1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       212,422,000.00     212,422,000.00   2,421,996.81     272,320.58    2,694,317.39        0.00        0.00     210,000,003.19
A2       106,783,000.00     106,783,000.00   2,762,817.53     124,020.30    2,886,837.83        0.00        0.00     104,020,182.47
A3        27,549,000.00      27,549,000.00           0.00      39,587.34       39,587.34        0.00        0.00      27,549,000.00
M1        27,612,000.00      27,612,000.00           0.00      42,055.57       42,055.57        0.00        0.00      27,612,000.00
M2        19,478,000.00      19,478,000.00           0.00      45,600.84       45,600.84        0.00        0.00      19,478,000.00
M3         9,418,000.00       9,418,000.00           0.00      24,076.40       24,076.40        0.00        0.00       9,418,000.00
M4         6,421,000.00       6,421,000.00           0.00      22,773.37       22,773.37        0.00        0.00       6,421,000.00
M5         5,565,000.00       5,565,000.00           0.00      23,331.46       23,331.46        0.00        0.00       5,565,000.00
M6         5,137,000.00       5,137,000.00           0.00      21,537.05       21,537.05        0.00        0.00       5,137,000.00
P                  0.00               0.00           0.00      24,788.13       24,788.13        0.00        0.00               0.00
R                  0.00               0.00           0.00           0.00            0.00        0.00        0.00               0.00
TOTALS   420,385,000.00     420,385,000.00   5,184,814.34     640,091.04    5,824,905.38        0.00        0.00     415,200,185.66

CE       428,091,563.75     428,091,563.75           0.00   1,705,788.72    1,705,788.72        0.00        0.00     422,907,767.78
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                   CURRENT
                       BEGINNING                                                   ENDING                         PASS-THRU
CLASS     CUSIP        PRINCIPAL    PRINCIPAL        INTEREST        TOTAL        PRINCIPAL      CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1      04542BDX7     1,000.00000000  11.40181718      1.28197917   12.68379636      988.59818282      A1        1.488750 %
A2      04542BDY5     1,000.00000000  25.87319639      1.16142363   27.03462002      974.12680361      A2        1.348750 %
A3      04542BDZ2     1,000.00000000   0.00000000      1.43697920    1.43697920    1,000.00000000      A3        1.668750 %
M1      04542BEA6     1,000.00000000   0.00000000      1.52309032    1.52309032    1,000.00000000      M1        1.768750 %
M2      04542BEB4     1,000.00000000   0.00000000      2.34114591    2.34114591    1,000.00000000      M2        2.718750 %
M3      04542BEC2     1,000.00000000   0.00000000      2.55642387    2.55642387    1,000.00000000      M3        2.968750 %
M4      04542BED0     1,000.00000000   0.00000000      3.54670145    3.54670145    1,000.00000000      M4        4.118750 %
M5      04542BEE8     1,000.00000000   0.00000000      4.19253549    4.19253549    1,000.00000000      M5        4.868750 %
M6      04542BEF5     1,000.00000000   0.00000000      4.19253455    4.19253455    1,000.00000000      M6        4.868750 %
TOTALS                1,000.00000000  12.33349035      1.52263054   13.85612089      987.66650965
CE      N/A           1,000.00000000   0.00000000      3.98463521    3.98463521      987.89091772      CE        4.781562 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6, ,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
                     ---------------------------------------



Sec. 4.06(iii) O/C Amount                                                                       7,707,582.12
Sec. 4.06(iii) Targeted O/C Amount                                                              7,705,648.15
Sec. 4.06(iii) O/C Deficiency Amount                                                                    0.00
Sec. 4.06(iii) O/C Release Amount                                                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                                          1,705,788.72
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                  1,705,788.72
Sec. 4.06(iii) Extra Principal Distribution Amount                                                      0.00

Sec. 4.06(iv) Servicing Compensation                                                              178,371.49

Sec. 4.06(v) Current Advances                                                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1                                               259,828,103.75
Sec. 4.06(vi) Ending Collateral Balance Group 2                                               163,079,664.03
Sec. 4.06(vi) Total Ending Collateral Balance                                                 422,907,767.78

Sec. 4.06(vii) Total Beginning Number of Loans                                                      2,422.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                              1,679.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                                743.00

Sec. 4.06(vii) Total Ending Number of Loans                                                         2,399.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                                 1,667.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                                   732.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                    6.50634 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                          6.43425 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                          6.62034 %
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                               344.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                               327.00

Sec. 4.06(viii)Loans Delinquent
                                              Group 1
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                         2               840,134.30                  0.32 %
                                             2 Month                         0                     0.00                  0.00 %
                                             3 Month                         0                     0.00                  0.00 %
                                             Total                       2                   840,134.30                  0.32 %
                                              Group 2
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                         0                     0.00                  0.00 %
                                             2 Month                         0                     0.00                  0.00 %
                                             3 Month                         0                     0.00                  0.00 %
                                              Total                          0                     0.00                  0.00 %
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                         2               840,134.30                  0.20 %
                                             2 Month                         0                     0.00                  0.00 %
                                             3 Month                         0                     0.00                  0.00 %
                                              Total                          2               840,134.30                  0.20 %

                                             Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                  Loans in Foreclosure
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                  Loans in Bankruptcy

                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
Sec. 4.06(ix)Loans in REO
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                                       2,198,483.12
Principal Prepayments Group 2                                                                       2,625,899.13

Sec. 4.06 Prepayment Penalties/Premiums                                                                24,788.13

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                                                 0.00
Current Realized Losses Incurred in Group 2                                                                 0.00
Cummulative Realized Losses Incurred in Group 1                                                             0.00
Cummulative  Realized Losses Incurred in Group 2                                                            0.00

Sec. 4.06(xiii)Class M1 Unpaid Realized Loss Amount                                                         0.00
Sec. 4.06(xiii) Class M1 Applied Realized Loss Amount                                                       0.00

Sec. 4.06(xiii) Class M2 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.06(xiii) Class M2 Applied Realized Loss Amount                                                       0.00

Sec. 4.06(xiii) Class M3 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.06(xiii) Class M3 Applied Realized Loss Amount                                                       0.00

Sec. 4.06(xiii) Class M4 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.06(xiii) Class M4 Applied Realized Loss Amount                                                       0.00

Sec. 4.06(xiii) Class M5 Unpaid Realized Loss Amount                                                        0.00
Sec. 4.06(xiii) Class M5 Applied Realized Loss Amount                                                       0.00

Sec.  4.06(xiii) Class M6 Unpaid Realized Loss Amount                                                       0.00
Sec. 4.06(xiii) Class M6 Applied Realized Loss Amount                                                       0.00

Sec. 4.06 Unpaid Interest
Class A1 Unpaid Interest Shortfall                                                                          0.00
Class A2 Unpaid Interest Shortfall                                                                          0.00
Class A3 Unpaid Interest Shortfall                                                                          0.00
Class M1 Unpaid Interest Shortfall                                                                          0.00
Class M2 Unpaid Interest Shortfall                                                                          0.00
Class M3  Unpaid Interest Shortfall                                                                         0.00
Class M4  Unpaid Interest Shortfall                                                                         0.00
Class M5  Unpaid Interest Shortfall                                                                         0.00
Class M6  Unpaid Interest Shortfall                                                                         0.00

Sec. 4.06(xv) Current Period Relief Act Interest Shortfalls                                                 0.00

Class A1 Interest Accrual Relief Act Reduction                                                              0.00
Class A2 Interest Accrual Relief Act Reduction                                                              0.00
Class A3 Interest Accrual Relief Act Reduction                                                              0.00
Class M1  Interest Accrual Relief Act Reduction                                                             0.00
Class M2 Interest Accrual Relief Act Reduction                                                              0.00
Class M3  Interest Accrual Relief Act Reduction                                                             0.00
Class M4  Interest Accrual Relief Act Reduction                                                             0.00
Class M5  Interest Accrual Relief Act Reduction                                                             0.00
Class M6  Interest Accrual Relief Act Reduction                                                             0.00
Total Class Interest Accrual Relief Act Reduction                                                           0.00

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                            0.00
Class A1  Prepayment Interest Shortfall Reduction                                                           0.00
Class A2  Prepayment Interest Shortfall Reduction                                                           0.00
Class A3  Prepayment Interest Shortfall Reduction                                                           0.00
Class M1   Prepayment Interest Shortfall Reduction                                                          0.00
Class M2  Prepayment Interest Shortfall Reduction                                                           0.00
Class M3   Prepayment Interest Shortfall Reduction                                                          0.00
Class M4   Prepayment Interest Shortfall Reduction                                                          0.00
Class M5   Prepayment Interest Shortfall Reduction                                                          0.00
Class M6   Prepayment Interest Shortfall Reduction                                                          0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                                         2,140.46
Sec. 4.06(xvi) Credit Risk Manager Fee Paid                                                             6,243.00

Sec. 4.06(xvii) Reserve Account
Libor                                                                                                       1.12
Strike Rate                                                                                                 6.07
Beginning Reserve Account                                                                                   0.00
Reserve Account Withdrawl                                                                                   0.00
Ending Reserve Account                                                                                      0.00

A1 Cap Amount Paid                                                                                          0.00
A2 Cap Amount Paid                                                                                          0.00
A3 Cap Amount Paid                                                                                          0.00
M1 Cap Amount Paid                                                                                          0.00
M2 Cap Amount Paid                                                                                          0.00
M3 Cap Amount Paid                                                                                          0.00
M4 Cap Amount Paid                                                                                          0.00
M5 Cap Amount Paid                                                                                          0.00
M6 Cap Amount Paid                                                                                          0.00

Sec. 4.06(xvii)Cap Carryover Amount - Class A1                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class A1                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class A2                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class A2                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class A2                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class A2                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M1                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M1                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M2                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M2                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M3                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M3                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M4                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M4                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M5                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M5                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M6                                                              0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M6                                                       0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                                  NO

Sec. 4.06(xix) Credit Enhancement Percentage                                                           19.2332 %

Sec. 4.06 Rolling 3 Month Prior Delinquency Percentage                                                       N/A

Sec. 4.06(xix) Rolling 3 Month Percentage divided by the Credit Enhancement Percentage                       N/A

Sec. 4.06(xix) Cummulative Realized Losses as a Percentage of Original Collateral Balance               0.0000 %

Sec. 4.06(xx) Available Funds
Available Funds                                                                                     7,514,289.42
Interest Remittance Amount                                                                          2,329,475.08
Principal Remittance Amount                                                                         5,184,814.34
The Principal Remittance Amount was adjusted by the Servicer by $1,018.37 for loan # 10573907           1,018.37

Sec 4.06 Repurchased Principal                                                                              0.00

Sec 4.06 Class CE Distributable Amount                                                              1,705,788.72


                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
